UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 23, 2004

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                   0-24100               41-1777397
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

         1016 Civic Center Drive Northwest
             PO Box 6057
            Rochester, Minnesota                            55903-6057
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Exhibits.

         (c)   Exhibits (the following exhibits are furnished to the SEC)

               Exhibit Number                 Description
               --------------                 -----------

                    99                        Press release dated July 22, 2004

Item 12. Results of Operations and Financial Condition.

                  On July 22, 2004, HMN Financial, Inc. (the "Company") reported its financial results for its second fiscal quarter ended June 30, 2004. See the Company's press release dated July 22, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.




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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HMN Financial, Inc.
                                  (Registrant)

Date: July 22, 2004               /s/ Jon Eberle

                              Jon Eberle, SVP/CFO/Treasurer